Exhibit 10.15

EXECUTION VERSION

CLARUS THERAPEUTICS, INC.

to

U.S. BANK NATIONAL ASSOCIATION,

as Trustee and as Collateral Agent

Supplemental Indenture No. 2
Dated as of September 9, 2021

Supplemental to the Indenture dated as of March 12, 2020
Relating to the 12.5% Senior Secured Notes due 2025

Providing for Certain Amendments to said Indenture

Supplemental Indenture No. 2

This SUPPLEMENTAL INDENTURE No. 2 dated as of September 9, 2021 is between Clarus Therapeutics, Inc., a Delaware corporation with an address at 555 Skokie Boulevard, Suite 340, Northbrook, Illinois 60062 (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”). This Supplemental Indenture No. 2 supplements and amends that certain Indenture dated as of March 12, 2020 among the Issuer, the Trustee and the Collateral Agent, as amended and supplemented by Supplemental Indenture No. 1 dated as of May 27, 2021 from the Issuer to the Trustee and the Collateral Agent (as so supplemented and amended, the “Original Indenture”). The Original Indenture and any and all indentures and instruments supplemental thereto (including this Supplemental Indenture No. 2) are hereinafter sometimes collectively called the “Indenture”.

RECITALS OF THE ISSUER

WHEREAS, the Original Indenture was authorized, executed and delivered by the Issuer to provide for the issuance from time to time of the Securities (such term and all other capitalized terms used herein without definition having the respective meanings assigned to them in the Original Indenture);

WHEREAS, the Issuer desires to amend certain provisions of the Original Indenture as set forth in this Supplemental Indenture No. 2;

WHEREAS, there are no Guarantors currently a party to the Original Indenture;

WHEREAS, Section 9.02 of the Original Indenture permits the Issuer, the Collateral Agent, the Guarantors and the Trustee to amend or supplement the Original Indenture with the written consent of the Holders of the requisite principal amount of the Securities then outstanding voting as a single class;

WHEREAS, the Issuer has obtained the written consent of the Holders of 100% of the principal amount of the Securities currently outstanding voting as a single class to the amendment of the provisions of the Original Indenture as set forth in this Supplemental Indenture No. 2 (as evidenced by an Officer’s Certificate and Opinion of Counsel delivered to the Trustee);

WHEREAS, pursuant to that certain direction letter dated as of September 9, 2021, among other things, Holders of 100% of the principal amount of the Securities currently outstanding directed the Trustee pursuant to Section 6.05 of the Original Indenture to execute this Supplemental Indenture No. 2 and the Trustee accepted such direction pursuant to the terms and conditions provided therein; and

WHEREAS, the Issuer has satisfied the other conditions set forth in the Original Indenture to the valid execution and delivery of this Supplemental Indenture No. 2 by the Issuer, the Collateral Agent and the Trustee;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 2 WITNESSETH, that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

ARTICLE One

SECTION 1.01. The following definition of “Minimum Amount” is hereby added to Section 1.01 of the Original Indenture in the appropriate alphabetical order as follows:

“Minimum Amount” shall mean $8,000,000; provided, however, if Parent publicly announces that, on a consolidated basis, it had net product revenues for any fiscal quarterly period, beginning with the fiscal quarter ended December 31, 2021, that equaled or exceeded Parent’s publicly announced guidance with respect to net product revenues for such fiscal quarterly period, “Minimum Amount” shall mean $6,000,000; provided, further, however, if Parent publicly announces that, on a consolidated basis, it had net product revenues for any two consecutive fiscal quarterly periods, beginning with the fiscal quarter ended December 31, 2021, that equaled or exceeded Parent’s publicly announced guidance with respect to net product revenues for each such consecutive fiscal quarterly period, “Minimum Amount” shall mean $4,000,000.

SECTION 1.02. The following definition of “Parent” is hereby added to Section 1.01 of the Original Indenture in the appropriate alphabetical order as follows:

“Parent” means Clarus Therapeutics Holdings, Inc., a Delaware corporation.

SECTION 1.03. Clause (13) of the definition of “Permitted Investments” in Section 1.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

(13) Investments consisting of the non-exclusive licensing to a third party in the ordinary course of the Issuer’s business to research, develop, make, have made, use, access or import Intellectual Property (including JATENZO®) so long as such non-exclusive license does not grant to any third party the right to sell, offer for sale, market or promote such Intellectual Property (including JATENZO®);

SECTION 1.04. Clause (15) of the definition of “Permitted Investments” in Section 1.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

(15) Investments consisting of or to finance purchases and acquisitions of inventory, supplies, materials, services or equipment or purchases of contract rights or non-exclusive or exclusive licenses or leases of Intellectual Property (where the Issuer or an applicable Restricted Subsidiary is the licensee or lessee), in each case in the ordinary course of business;

SECTION 1.05. Clause (22) of the definition of “Permitted Investments” in Section 1.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

(22) Investments by the Issuer or its Restricted Subsidiaries consisting of deposits, prepayments, minimum payments or other credits to rebate program administrators, suppliers or landlords, and guarantees of business obligations, binding forecasts and purchase commitments, in each case, to suppliers, landlords, customers, or licensees of the Issuer or any of its Subsidiaries; and

SECTION 1.06. Clause (18) of the definition of “Permitted Liens” in Section 1.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

(18) any non-exclusive license to a third party in the ordinary course of the Issuer’s business to research, develop, make, have made, use, access or import Intellectual Property (including JATENZO®) so long as such non-exclusive license does not grant to any third party the right to sell, offer for sale, market or promote such Intellectual Property (including JATENZO®);

SECTION 1.07. The first paragraph of Section 4.01(b) of the Original Indenture (exclusive of the table therein) is hereby deleted and replaced with the following:

On each Payment Date, commencing on September 1, 2022, or on the succeeding Business Day if any such date is not a Business Day, the Issuer shall pay to the Holders an installment of principal of the Securities in accordance with the table below corresponding to the applicable Payment Date, where the applicable percentage is the percentage of (i) the initial aggregate principal amount of Original Securities issued on the Issue Date plus (ii) the initial aggregate principal amount of any Additional Securities issued on their date of issuance plus (iii) the initial aggregate principal amount of any Second Additional Securities issued on their date of issuance minus (iv) the aggregate principal amount of Securities redeemed or repurchased pursuant to this Indenture, or exchanged or converted pursuant to the Transaction Support Agreement, prior to such Payment Date:

SECTION 1.08. Section 4.02(h) of the Original Indenture is hereby deleted and replaced with the following:

(h) The Issuer shall give written notice to the Trustee and, in accordance with and subject to the provisions of Section 4.02(k), each Holder (in accordance with and subject to the provisions of Section 4.02(k)) within five Business Days after the end of each calendar month, commencing with September 30, 2021, certifying as to the amount of aggregate Cash Equivalents that the Issuer and the Guarantors, on a consolidated basis, had maintained as of the end of such calendar month (together with a copy of bank account statements as of or about 5:00 p.m. New York City time on the last day of such calendar month evidencing such amount of aggregate Cash Equivalents).

SECTION 1.09. Section 4.04(b)(vii) of the Original Indenture is hereby deleted and replaced with the following:

(vii) other Restricted Payments in an aggregate amount not to exceed $500,000;

SECTION 1.10. Section 4.19 of the Original Indenture is hereby deleted and replaced with the following:

SECTION 4.19. Liquidity. The Issuer, on a consolidated basis, shall maintain, as of the last day of each calendar month, commencing with September 30, 2021, aggregate Cash Equivalents in the amount of at least the Minimum Amount; provided, however, that the Issuer shall have ten Business Days to cure any failure to maintain aggregate Cash Equivalents in the amount of at least the Minimum Amount as of the last day of such calendar month before it will be considered to be a Default by providing written notice of compliance with such covenant within such ten Business Day period consistent with the requirements of Section 4.02(h) of the Indenture (except that such written notice shall be delivered within two Business Days after the end of such ten Business Day period and notwithstanding the prior failure to comply with this Section 4.19 as of the last day of the immediately preceding calendar month).

SECTION 1.11. The first paragraph of Paragraph 1(f) of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) (exclusive of the table therein) is hereby deleted and replaced with the following:

On each Payment Date, commencing on September 1, 2022, or on the succeeding Business Day if any such date is not a Business Day, the Issuer shall pay to the Holders an installment of principal of the Securities in accordance with the table below corresponding to the applicable Payment Date, where the applicable percentage is the percentage of (i) the initial aggregate principal amount of Original Securities issued on the Issue Date plus (ii) the initial aggregate principal amount of any Additional Securities issued on their date of issuance plus (iii) the initial aggregate principal amount of any Second Additional Securities issued on their date of issuance minus (iv) the aggregate principal amount of Securities redeemed or repurchased pursuant to the Indenture, or exchanged or converted pursuant to the Transaction Support Agreement, prior to such Payment Date:

SECTION 1.12. The first sentence of paragraph 4 of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) is hereby deleted in its entirety and replaced with the following:

The Issuer issued the Securities under the Indenture dated as of March 12, 2020 (as amended from time to time, including by Supplemental Indenture No. 1 thereto dated as of May 27, 2021 and by Supplemental Indenture No. 2 thereto dated as of September 9, 2021, the “Indenture”) among the Issuer, the guarantors that may be party thereto from time to time, the Trustee and the Collateral Agent.

SECTION 1.13.

(i) As replacements for (a) the Rule 144A Global Security registered as No. A-2 (with CUSIP No. 182717 AA6 and ISIN No. US182717AA65) in the initial aggregate principal amount of $50,000,000 and the Regulation S Global Security registered as No. S-2 (with CUSIP No. U1793R AA4 and ISIN No. USU1793RAA42) in the initial aggregate principal amount of $0 and (b) the Rule 144A Global Security registered as No. A-3 (with CUSIP No. 182717 AC2 and ISIN No. US182717AC22) in the initial aggregate principal amount of $3,125,000 and the Regulation S Global Security registered as No. S-3 (with CUSIP No. U1793R AB2 and ISIN No. USU1793RAB25) in the initial aggregate principal amount of $0 (collectively, the “Existing Global Securities”), the Issuer requests that the Trustee authenticate on the date hereof two Rule 144A Global Securities and two Regulation S Global Securities (collectively, the “New Global Securities”), each registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”), heretofore duly executed by the proper officers of the Issuer and delivered to the Trustee on the date hereof, and to hold such New Global Securities, when so authenticated and registered, as custodian for DTC, as follows:

Certificate No. A-6 (with CUSIP No. 182717 AA6 and ISIN No. US182717AA65): $50,000,000

Certificate No. S-6 (with CUSIP No. U1793R AA4 and ISIN No. USU1793RAA42): $0

Certificate No. A-7 (with CUSIP No. 182717 AC2 and ISIN No. US182717AC22): $3,125,000

Certificate No. S-7 (with CUSIP No. U1793R AB2 and ISIN No. USU1793RAB25): $0

(ii) After authenticating and registering the New Global Securities pursuant to Section 1.13(i) hereof, the Issuer requests that the Trustee cancel and dispose of the Existing Global Securities in accordance with its standard procedures and register such cancellation on the books and records of the Trustee.

SECTION 1.14.

(i) Without prejudice to the terms of this Supplemental Indenture No. 2, the Issuer confirms that the security created by or pursuant to the Security Documents remains in full force and effect and continues to secure the Obligations.

(ii) Without prejudice to the terms of the Security Documents, the Issuer confirms that the security created by or pursuant to the Security Documents extends to secure the Obligations as amended or supplemented by the terms of this Supplemental Indenture No. 2.

ARTICLE Two

SECTION 2.01. This Supplemental Indenture No. 2 is a supplement to the Original Indenture. As supplemented by this Supplemental Indenture No. 2, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture and this Supplemental Indenture No. 2 shall together constitute the Indenture. This Supplemental Indenture No. 2 shall in no way be construed or interpreted as an extinctive novation of any of the obligations or agreements of the Issuer set forth in the Original Indenture.

SECTION 2.02. Sections 12.01, 12.07, 12.09, 12.10, 12.11, 12.12, 12.13 and 12.15 of the Original Indenture shall be applicable to this Supplemental Indenture No. 2, as though fully set forth herein. The words “execution”, “signed” and “signature” and words of like import in this Supplemental Indenture No. 2 or in any other certificate, agreement or document related to this Supplemental Indenture No. 2 shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign, or such other digital signature provider as specified in writing to Trustee by the Issuer). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable Law, including any state Law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to each other, including without limitation the risk of the Trustee acting on unauthorized instructions (other than any instructions actually known by the Trustee to be unauthorized or otherwise invalid), and the risk of interception and misuse by third parties; provided that neither the Issuer assumes any such risks if the Issuer incurs any loss, liability or expense as a result of the Trustee’s, the Collateral Agent’s and/or any related Person’s own willful misconduct or gross negligence (as determined by a final, non-appealable order of a court of competent jurisdiction).

SECTION 2.03. The recitals contained in this Supplemental Indenture No. 2 shall be taken as the statements of the Issuer. The Trustee and the Collateral Agent assume no responsibility for the correctness of such recitals and make no representations as to the validity or sufficiency of this Supplemental Indenture No. 2.

{SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed as of the date first written above.

CLARUS THERAPEUTICS, INC.

By:	/s/ Steven A. Bourne
	Name:	Steven A. Bourne
	Title:	Chief Administrative Officer

{Signature Page to Supplemental Indenture No. 2}

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Diana Jacobs
	Name:	Diana Jacobs
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Diana Jacobs
	Name:	Diana Jacobs
	Title:	Vice President

{Signature Page to Supplemental Indenture No. 2}